[AMERICAN FUNDS LOGO]

                                          The right choice for the long term-SM-

THE INVESTMENT
COMPANY OF AMERICA (r)

Annual meeting of shareholders -- August 11, 2003

IMPORTANT NOTICE

The annual meeting of shareholders of The Investment Company of America will take place on August 11, 2003.

You don't need to attend the meeting to participate. But it's important that you take a few minutes to read the enclosed material and vote your shares. You can vote by the Internet, by telephone or by mailing your completed and signed proxy card(s) in the enclosed postage-paid envelope. UNLESS YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU MUST RESPOND IN ONE OF THESE WAYS IN ORDER FOR YOUR VOTE TO BE COUNTED.

No matter how many shares you own, your vote is important. We encourage you to read the attached Proxy Statement in full. Mutual funds are required to obtain shareholders' approval for certain issues. As a shareholder, you have a right to vote on these issues.

PLEASE DON'T HESITATE. VOTE YOUR SHARES TODAY. YOUR PROMPT RESPONSE WILL HELP REDUCE PROXY COSTS -- WHICH ARE PAID FOR BY THE FUND -- AND WILL ALSO HELP YOU AVOID RECEIVING FOLLOW-UP TELEPHONE CALLS OR MAILINGS. VOTING BY THE INTERNET OR TELEPHONE LOWERS PROXY COSTS EVEN FURTHER.

IMPORTANT VOTING INFORMATION INSIDE.

THE INVESTMENT COMPANY OF AMERICA

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AUGUST 11, 2003

TO THE SHAREHOLDERS OF THE INVESTMENT COMPANY OF AMERICA:

The annual meeting of shareholders of The Investment Company of America (the "fund") will be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on Monday, August 11, 2003 at 9:00 a.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

1. The election of a Board of 15 Directors.

2. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants for the fund for the fiscal year ending December 31, 2003.

The Board of Directors has fixed the close of business on June 13, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. YOU MAY REVOKE IT AT ANY TIME BEFORE ITS USE. IF YOU SIGN IT YOU WILL STILL BE ABLE TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By order of the Board of Directors,

Vincent P. Corti
Secretary

June 23, 2003

IMPORTANT
You can help the fund avoid the expense of follow-up letters to ensure a quorum by promptly voting your shares by mail, telephone or the Internet. If voting by mail, please mark, sign, date and return the enclosed proxy card. The enclosed envelope requires no postage if mailed in the United States. To vote by telephone or the Internet, please follow the instructions that appear on the enclosed insert.

THE INVESTMENT COMPANY OF AMERICA
333 South Hope Street, Los Angeles, California 90071

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
AUGUST 11, 2003

The enclosed proxy is solicited by the Board of Directors of the fund in connection with the annual meeting of shareholders to be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on Monday, August 11, 2003, at 9:00 a.m., local time.

If you complete and sign the enclosed proxy card and return it in time to be voted at the meeting, your shares will be voted exactly as you instruct. If you simply sign the proxy card, without otherwise completing it, your shares will be voted for the below nominated directors and in favor of the other proposal. You can revoke a proxy card before its exercise, either by filing with the fund a written notification of revocation, by delivering a duly executed proxy card bearing a later date, or by attending the meeting and voting in person. Shareholders who return proxies marked as abstaining from voting on one or more of the proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s). Broker "non-votes" (I.E. proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining a quorum, but will have no effect on Proposal 1 and will not count toward the approval of Proposal 2. This Proxy Statement and proxy card was first mailed to shareholders on or about June 23, 2003.

The fund is a fully managed, diversified, open-end investment company that issues several different classes of shares. Each share class represents an interest in the same investment portfolio of securities, but each class has its own sales charge and expense structure (please refer to the fund's prospectus for more information). Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. There is no provision for cumulative voting. At the close of business on June 13, 2003, the record date fixed by the Board of Directors for



1 The Investment Company of America
determination of shareholders entitled to notice of and to vote at the meeting, the outstanding share balances for the various classes of shares were as follows:

CLASS          SHARES OUTSTANDING           CLASS          SHARES OUTSTANDING
--------------------------------------------------------------------------------------
A                            1,976,318,237  529-E                              391,041
--------------------------------------------------------------------------------------
B                               89,074,301  529-F                               43,923
--------------------------------------------------------------------------------------
C                               52,389,691  R-1                                328,084
--------------------------------------------------------------------------------------
F                               22,909,295  R-2                              3,600,711
--------------------------------------------------------------------------------------
529-A                            9,150,665  R-3                              3,946,110
--------------------------------------------------------------------------------------
529-B                            2,497,736  R-4                                916,814
--------------------------------------------------------------------------------------
529-C                            2,722,245  R-5                              6,202,778
--------------------------------------------------------------------------------------

The 529 share classes are available only through CollegeAmerica to investors establishing qualified higher education savings accounts. CollegeAmerica account owners are technically not shareholders of the fund and accordingly, do not have the rights of a shareholder, including the right to vote any proxies relating to fund shares.

On the record date, no person owned of record or was known by the fund to own beneficially 5% or more of the outstanding shares of the fund.

With respect to the election of directors (Proposal 1), the 15 nominees receiving the highest number of votes will be elected. The vote required to approve Proposal 2 is the affirmative vote of a majority of all shares present in person or represented by proxy.

If sufficient votes are not received by the meeting date, the persons named as proxies may propose one or more adjournments of the meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.

PROPOSAL 1: ELECTION OF DIRECTORS

Fifteen directors are to be elected at the meeting, each to hold office until the next annual meeting and until a successor is elected and qualified. Each of the nominees for director were elected by shareholders at their last Annual Meeting on August 8, 2002. Each of the nominees has agreed to serve as director if elected. If any unforeseen event prevents one or more of the nominees from serving as director, your votes will be cast (unless you have elected to withhold authority as to the election of any nominee) for the election of such person or persons as the Board of Directors shall recommend. The table below sets forth certain information regarding the nominees.

                                             The Investment Company of America 2

                               BOARD OF DIRECTORS

                                              YEAR FIRST                                NUMBER OF BOARDS
                                POSITION       ELECTED A                             WITHIN FUND COMPLEX(1)
                                  WITH        DIRECTOR OF  PRINCIPAL OCCUPATION(S)          ON WHICH         OTHER DIRECTORSHIPS(2)
NAME AND AGE                    THE FUND       THE FUND      DURING PAST 5 YEARS        DIRECTOR SERVES         HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
"NON-INTERESTED" DIRECTORS
Louise H. Bryson                Director         1999      Executive Vice                       1            None
59                                                         President, Distribution
                                                           and Business
                                                           Development, Lifetime
                                                           Television; Director and
                                                           former Chairman,
                                                           KCET -- Los Angeles
                                                           (public television
                                                           station); former Senior
                                                           Vice President, fx
                                                           Networks, Inc.: Fox Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Mary Anne Dolan                 Director         2000      Founder and President,               3            None
56                                                         M.A.D., Inc.
                                                           (communications
                                                           company); former
                                                           Editor-in-Chief Los
                                                           Angeles Herald Examiner
-----------------------------------------------------------------------------------------------------------------------------------
Martin Fenton                   Director         2000      Managing Director,                  16            None
68                                                         Senior Resource Group,
                                                           LLC (development and
                                                           management of senior
                                                           living communities)
-----------------------------------------------------------------------------------------------------------------------------------
Leonard R. Fuller               Director         2002      President and CEO,                  14            None
56                                                         Fuller Consulting, Inc.
                                                           (financial management
                                                           consulting firm)
-----------------------------------------------------------------------------------------------------------------------------------
Claudio X. Gonzalez Laporte     Director         2001      Chairman and CEO,                    1            America Movil, SA;
69                                                         Kimberly Clark de                                 Grupo Carso; Grupo
                                                           Mexico, SA                                        Alfa; Kimberly Clark
                                                                                                             Corp.; Kellogg
                                                                                                             Company; General
                                                                                                             Electric Company; The
                                                                                                             Home Depot; The Mexico
                                                                                                             Fund
-----------------------------------------------------------------------------------------------------------------------------------
John G. McDonald                Director         1976      IBJ Professor of                     8            Plum Creek Timber Co.;
66                                                         Finance, Graduate School                          Scholastic
                                                           of Business, Stanford                             Corporation; iStar
                                                           University                                        Financial, Inc.;
                                                                                                             Varian, Inc.; Capstone
                                                                                                             Turbine Corp.
-----------------------------------------------------------------------------------------------------------------------------------

3 The Investment Company of America

                               BOARD OF DIRECTORS

                                              YEAR FIRST                                NUMBER OF BOARDS
                                POSITION       ELECTED A                             WITHIN FUND COMPLEX(1)
                                  WITH        DIRECTOR OF  PRINCIPAL OCCUPATION(S)          ON WHICH         OTHER DIRECTORSHIPS(2)
NAME AND AGE                    THE FUND       THE FUND      DURING PAST 5 YEARS        DIRECTOR SERVES         HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
Bailey Morris-Eck               Director         1993      Director and Programming             3            Nevis Capital
59                                                         Chair, WYPR                                       Management
                                                           Baltimore/Washington
                                                           (public radio station);
                                                           Senior Fellow, Institute
                                                           for International
                                                           Economics; Senior
                                                           Advisor, London
                                                           Financial News; former
                                                           Vice President,
                                                           Brookings Institution
-----------------------------------------------------------------------------------------------------------------------------------
Richard G. Newman               Director         1996      Chairman and CEO, AECOM             13            Sempra Energy;
68                                                         Technology Corporation                            Southwest Water
                                                           (engineering, consulting                          Company
                                                           and professional
                                                           services)
-----------------------------------------------------------------------------------------------------------------------------------
Olin C. Robison                 Director         1987      President of the                     3            None
67                                                         Salzburg Seminar;
                                                           President Emeritus,
                                                           Middlebury College
-----------------------------------------------------------------------------------------------------------------------------------
William J. Spencer              Director         1997      Chairman and CEO,                    1            None
72                                                         SEMATECH (research and
                                                           development consortium);
                                                           Trustee, William Jewell
                                                           College; Associated
                                                           Universities, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
"INTERESTED"
DIRECTORS(3)
Paul G. Haaga, Jr.              Director         2002      Executive Vice President            17            None
54                                                         and Director, Capital
                                                           Research and Management
                                                           Company; Director,
                                                           American Funds
                                                           Distributors, Inc.(4)
-----------------------------------------------------------------------------------------------------------------------------------
James B. Lovelace              Senior Vice       2000      Senior Vice President                2            None
47                            President and                and Director, Capital
                                Director                   Research and Management
                                                           Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                         The Investment Company of America 4

                               BOARD OF DIRECTORS

                                              YEAR FIRST                                NUMBER OF BOARDS
                                POSITION       ELECTED A                             WITHIN FUND COMPLEX(1)
                                  WITH        DIRECTOR OF  PRINCIPAL OCCUPATION(S)          ON WHICH         OTHER DIRECTORSHIPS(2)
NAME AND AGE                    THE FUND       THE FUND      DURING PAST 5 YEARS        DIRECTOR SERVES         HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
Donald D. O'Neal               Senior Vice       2001      Senior Vice President,               2            None
42                            President and                Capital Research and
                                Director                   Management Company
-----------------------------------------------------------------------------------------------------------------------------------
James F. Rothenberg           President and      2000      President and Director,              3            None
56                              Director                   Capital Research and
                                                           Management Company;
                                                           Director, American Funds
                                                           Distributors, Inc.(4)
                                                           Director, American Funds
                                                           Service Company(4)
                                                           Director, The Capital
                                                           Group Companies, Inc.(4)
                                                           Director, Capital Group
                                                           Research, Inc.(4)
-----------------------------------------------------------------------------------------------------------------------------------
R. Michael Shanahan          Chairman of the     1998      Chairman of the Board                2            None
64                                Board                    and PEO, Capital
                                                           Research and Management
                                                           Company; Director,
                                                           American Funds
                                                           Distributors, Inc.(4)
                                                           Director, The Capital
                                                           Group Companies, Inc.(4)
                                                           Chairman, Capital
                                                           Management
                                                           Services, Inc.(4)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(2) These include all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(3) "Interested persons" within the meaning of the Investment Company Act of 1940 on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or affiliated entities (including the Fund's principal underwriter).
(4)  Company affiliated with Capital Research and Management Company.




5 The Investment Company of America

                        COMPENSATION AND FUND OWNERSHIP

                                                 AGGREGATE COMPENSATION (INCLUDING
                  AGGREGATE COMPENSATION(1)    VOLUNTARILY DEFERRED COMPENSATION(2))
               (INCLUDING VOLUNTARILY DEFERRED   FROM ALL FUNDS MANAGED BY CAPITAL    DOLLAR RANGE(4)    AGGREGATE DOLLAR RANGE(4)
                  COMPENSATION(2)) FROM THE       RESEARCH AND MANAGEMENT COMPANY      OF FUND SHARES      OF SHARES OWNED IN ALL
                FUND DURING FISCAL YEAR ENDED   OR ITS AFFILIATES(3) DURING FISCAL      OWNED AS OF      FUNDS WITHIN THE AMERICAN
NAME                  DECEMBER 31, 2002            YEAR ENDED DECEMBER 31, 2002        JUNE 13, 2003     FUNDS OVERSEEN BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
"NON-INTERESTED"
DIRECTORS
Louise H.
Bryson                     $64,000(5)                         $64,000(5)             $10,001 - $50,000       $10,001 - $50,000
------------------------------------------------------------------------------------------------------------------------------------
Mary Anne
Dolan                       63,000                            105,000                $50,001 - $100,000        Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Martin Fenton               62,000                            210,000                $50,001 - $100,000        Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Leonard R.
Fuller                      29,000(6)                         130,000(5)             $10,001 - $50,000       $50,001 - $100,000
------------------------------------------------------------------------------------------------------------------------------------
Claudio X.
Gonzalez
Laporte                     61,000(5)                          68,500(5)             $50,001 - $100,000      $50,001 - $100,000
------------------------------------------------------------------------------------------------------------------------------------
John G.
McDonald                    79,500(5)                         270,000(5)               Over $100,000           Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Bailey
Morris-Eck                  61,000                            105,000                $50,001 - $100,000      $50,001 - $100,000
------------------------------------------------------------------------------------------------------------------------------------
Richard G.
Newman                      76,000                            136,500                  Over $100,000           Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Olin C.
Robison                     66,000(5)                         109,500(5)               Over $100,000           Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
William J.
Spencer                     79,000(5)                          79,000(5)               Over $100,000           Over $100,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              The Investment Company of America 6

                        COMPENSATION AND FUND OWNERSHIP

                                                 AGGREGATE COMPENSATION (INCLUDING
                  AGGREGATE COMPENSATION(1)    VOLUNTARILY DEFERRED COMPENSATION(2))
               (INCLUDING VOLUNTARILY DEFERRED   FROM ALL FUNDS MANAGED BY CAPITAL    DOLLAR RANGE(4)    AGGREGATE DOLLAR RANGE(4)
                  COMPENSATION(2)) FROM THE       RESEARCH AND MANAGEMENT COMPANY      OF FUND SHARES      OF SHARES OWNED IN ALL
                FUND DURING FISCAL YEAR ENDED   OR ITS AFFILIATES(3) DURING FISCAL      OWNED AS OF      FUNDS WITHIN THE AMERICAN
NAME                  DECEMBER 31, 2002            YEAR ENDED DECEMBER 31, 2002        JUNE 13, 2003     FUNDS OVERSEEN BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
"INTERESTED"
DIRECTORS(7)
Paul G. Haaga,
Jr.                           None(8)                            None(8)               Over $100,000           Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
James B.
Lovelace                      None(8)                            None(8)             $10,001 - $50,000         Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Donald D.
O'Neal                        None(8)                            None(8)               Over $100,000           Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
James F.
Rothenberg                    None(8)                            None(8)               Over $100,000           Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
R. Michael
Shanahan                      None(8)                            None(8)               Over $100,000           Over $100,000
------------------------------------------------------------------------------------------------------------------------------------

(1) During the 2002 fiscal year, each "non-interested" Director was paid an annual fee of $50,000 plus $2,000 for each Board of Directors meeting attended and $1,000 for each meeting attended as a member of a committee of the Board. Each "non-interested" Director who is a member of the proxy committee received an annual fee of $14,000 for service on the committee.
(2) Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in the American Funds as designated by the Directors.
(3) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(4) Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The
     amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
(5) Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2002 fiscal year for participating Directors is as follows: Louise H. Bryson ($159,800), Claudio X. Gonzalez Laporte ($68,400), John G. McDonald ($785,200), Olin C. Robison ($153,300) and William J. Spencer ($390,100).
     Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.
(6) Leonard R. Fuller was elected a Director effective August 8, 2002 and, therefore, received only a portion of the annual compensation paid to Directors during the 2002 fiscal year.
(7) "Interested persons" within the meaning of the Investment Company Act of 1940 on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(8) No compensation is paid by the fund to any Director who is affiliated with the Investment Adviser.

7 The Investment Company of America

The fund has an Audit Committee comprised of Louise H. Bryson, Mary Anne Dolan, Martin Fenton, Leonard R. Fuller, Claudio X. Gonzalez Laporte, John G. McDonald, Bailey Morris-Eck, Richard G. Newman, Olin Robison, and William J. Spencer, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent accountants and the full Board of Directors.

The fund has a Nominating Committee comprised of Louise H. Bryson, John G. McDonald, and Olin Robison, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director and Advisory Board member candidates to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. See also "Shareholder Proposals."

The fund has a Contracts Committee comprised of all directors who are not considered to be "interested persons" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, administrative services agreement, principal underwriting agreement, and plans of distribution under rule 12b-1 that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters.

The fund has a Proxy Committee comprised of John G. McDonald, Richard G. Newman and William J. Spencer, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. Donald D. O'Neal is also a member of the Committee and is an "interested person" of the fund due to his affiliation with the Investment Adviser. The Committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the fund's portfolio, making determinations with regard to certain contested proxy voting issues, and discussing related current issues.

There were five Board of Directors, three Audit Committee, three Nominating Committee, one Contracts Committee and five Proxy Committee meetings during the year ended

                                             The Investment Company of America 8

December 31, 2002. All incumbent directors attended 83% of all Board meetings and meetings of the committees of which they were members.

                                 OTHER OFFICERS

NAME                                                                                                       OFFICER
(POSITION WITH FUND)                                                                                    CONTINUOUSLY
AND AGE                                                          PRINCIPAL OCCUPATION(1)                  SINCE(2)
---------------------------------------------------------------------------------------------------------------------
Gregg E. Ireland                                    Senior Vice President, Capital Research and             1994
(Senior Vice President)                             Management Company
53
---------------------------------------------------------------------------------------------------------------------
Joyce E. Gordon                                     Senior Vice President, Capital Research Company(3)      1998
(Vice President)
46
---------------------------------------------------------------------------------------------------------------------
Anne M. Llewellyn                                   Associate, Capital Research and Management Company      1984
(Vice President)
55
---------------------------------------------------------------------------------------------------------------------
Vincent P. Corti                                    Vice President - Fund Business Management Group,        1994
(Secretary)                                         Capital Research and Management Company
47
---------------------------------------------------------------------------------------------------------------------
Thomas M. Rowland                                   Senior Vice President, Capital Research and             1998
(Treasurer)                                         Management Company; Director, American Funds
61                                                  Service Company(3)
---------------------------------------------------------------------------------------------------------------------
R. Marcia Gould                                     Vice President - Fund Business Management Group,        1993
(Assistant Treasurer)                               Capital Research and Management Company
48
---------------------------------------------------------------------------------------------------------------------
Anthony W. Hynes, Jr.                               Vice President - Fund Business Management Group,        1998
(Assistant Treasurer)                               Capital Research and Management Company
40
---------------------------------------------------------------------------------------------------------------------

(1) The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.
(2) Officers hold office until their respective successors are elected, or until they resign or are removed.
(3)  Company affiliated with Capital Research and Management Company.

No officer, director or employee of the Investment Adviser receives any remuneration from the fund. All directors and officers as a group owned beneficially fewer than 1% of the fund's shares outstanding on June 13, 2003.

9 The Investment Company of America

PROPOSAL 2: RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003

Shareholders are requested to ratify the selection by the Board of Directors (including a majority of directors who are not "interested persons" of the fund as that term is defined in the 1940 Act) of PricewaterhouseCoopers LLP ("PwC") to act as independent accountants for the fund for the fiscal year ending December 31, 2003. PwC has served as the fund's independent accountants since the fund's inception. No representative of PwC is expected to attend the meeting of shareholders.

The Audit Committee of the Board of Directors of the fund has discussed with PwC representatives the independence of PwC from the fund and its management, including the matters disclosed in the letter from PwC required by Independence Standards Board Standard No. 1, and also considered whether the provision of non-audit services described below is compatible with maintaining their independence.

Securities and Exchange Commission rules require the disclosure of professional fees for audit and non-audit services billed to the fund, the Investment Adviser and affiliates of the Investment Adviser providing services to the fund (together, "Covered Entities"), during the fund's most recently completed fiscal year ended December 31, 2002, as follows:

AUDIT FEES: Aggregate fees billed by PwC for professional services rendered for the audit of the fund's annual financial statements during the period were $92,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: PwC did not render any professional services relating to financial information systems design and implementation to Covered Entities during the period.

ALL OTHER FEES: PwC's billings for tax services rendered to the fund during the period were $6,000. Aggregate fees billed by PwC for all other professional services rendered to Covered Entities during the period were $2,100,000. These fees relate to assistance with two ongoing information technology projects (managed by an affiliate of the Investment Adviser) supporting human resource administration and customer relations for entities other than the fund.

The amounts shown above do not include amounts paid for audit and non-audit services (including tax services) rendered to other mutual funds within the American Funds complex. Billings for these services during the fund's fiscal year ended December 31, 2002 totaled $1,375,000.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF PRICEWATERHOUSECOOPERS LLP.

                                            The Investment Company of America 10

OTHER MATTERS

Neither the persons named in the enclosed proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the fund and its shareholders.

SHAREHOLDER PROPOSALS

Any shareholder proposals for inclusion in proxy solicitation material for a subsequent shareholders meeting should be submitted to the Secretary of the fund, at the fund's principal executive offices, 333 South Hope Street, Los Angeles, CA 90071. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.

11 The Investment Company of America

GENERAL INFORMATION

Capital Research and Management Company is the Investment Adviser to the Fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

The enclosed proxy is solicited by and on behalf of the Board of Directors of the fund. The fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials. In addition to solicitation by mail, certain officers and directors of the fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO VOTE THEIR SHARES BY MAIL, TELEPHONE OR THE INTERNET. IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. TO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET, PLEASE FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSERT.

You may obtain a copy of the fund's most recent annual report and semi-annual report without charge, by writing to the Secretary of the fund at 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, or by telephoning 800/421-0180. These requests will be honored within three business days of receipt.

By order of the Board of Directors,

Vincent P. Corti
Secretary

June 23, 2003

                                            The Investment Company of America 12

[AMERICAN FUNDS LOGO]

                                          The right choice for the long term-SM-

[RECYCLE LOGO]
 Printed on recycled paper.

--------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds   Capital Research and Management  Capital International
Capital Guardian              Capital Bank and Trust




[AMERICAN FUNDS LOGO]                                               PROXY CARD


                       THE INVESTMENT COMPANY OF AMERICA

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 11, 2003


The undersigned hereby appoints L. H. Bloom, Vincent P. Corti and Gregg E. Ireland, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders to be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on Monday August 11, 2003 at 9:00 a.m., on all matters coming before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY. WHEN PROPERLY COMPLETED, IT WILL BE VOTED EXACTLY AS YOU INSTRUCT. IF YOU SIGN AND RETURN THIS PROXY, WITHOUT OTHERWISE COMPLETING IT, YOUR SHARES WILL BE VOTED FOR THE PROPOSALS.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192
CONTROL NUMBER: 999 9999 9999 999



CAPITAL BANK AND TRUST
COMPANY AS TRUSTEE
/S/ Thomas J. Hamblin
AUTHORIZED OFFICER


NOTE:  PLEASE SIGN  EXACTLY AS YOUR  NAME(S)  APPEAR ON THIS CARD.  JOINT OWNERS
SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.

___________________________________________
Signature

___________________________________________
Signature of joint owner, if any

___________________________________________
Date                               ICA_13305

                        THE INVESTMENT COMPANY OF AMERICA


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [graphic: shaded in square] 1. Election of Directors:

1.  Election of Directors:
                                                                          FOR ALL    WITHHOLD ALL       FOR ALL EXCEPT
01       Louise H. Bryson                   09   Bailey Morris-Eck
02       Mary Anne Dolan                    10   Richard G. Newman         [BOX]        [BOX]               [BOX]
03       Martin Fenton                      11   Donald D. O'Neal
04       Leonard R. Fuller                  12   Olin C. Robison
05       Claudio X. Gonzalez Laporte        13   James F. Rothenberg
06       Paul G. Haaga, Jr.                 14   R. Michael Shanahan
07       James B. Lovelace                  15   William J. Spencer
08       John G. McDonald


     To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.

     _________________________________________________________________________

2. Ratification of PricewaterhouseCoopers LLP as independent accountants.
     In their discretion, upon other matters as may properly come before the      FOR          AGAINST         ABSTAIN
   meeting.                                                                       [BOX]        [BOX]           [BOX]




                                    IMPORTANT

   SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING
        FOLLOW-UP LETTERS BY PROMPTLY SIGNING AND RETURNING THIS PROXY.

             PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING